Neuberger Berman Equity Funds®
Supplement to the Summary Prospectuses and Prospectuses, each dated December 15, 2014, and Statement of Additional Information, dated December 15, 2014, as amended February 5, 2015 and June 17, 2015

Neuberger Berman Socially Responsive Fund

Arthur Moretti, co-portfolio manager to Neuberger Berman Socially Responsive Fund (the “Fund”) has announced his decision to retire from the asset management business in February 2016. Mr. Moretti will cease his portfolio management responsibilities at that time.

Ingrid Dyott will continue as co-Portfolio Manager of the Fund.

After Mr. Moretti’s retirement on February 5, 2016, Sajjad Ladiwala will become a co-portfolio manager to the Fund and Mamundi Subhas will remain Associate Portfolio Manager.

The date of this supplement is September 10, 2015.

Please retain this supplement for future reference.
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services: 800-366-6264
Website: www.nb.com